September 16, 2008

DREYFUS PREMIER INVESTMENT FUNDS, INC.

Dreyfus Premier Large Cap Equity Fund

Dreyfus Premier Large Cap Growth Fund

Dreyfus Premier Large Cap Value Fund

Dreyfus Premier Global Real Estate Securities Fund

Dreyfus Enhanced Income Fund

Supplement to Prospectus dated March 31, 2008

The following information supplements and supersedes any contrary information contained in the relevant Prospectus for the above-referenced funds (each, a “Fund”):

Effective as of the close of business on September 12, 2008, the Fund commenced operations upon the reorganization of a corresponding series of BNY Hamilton Funds, Inc. (the “predecessor fund”) into the Fund. In connection with the reorganization of the predecessor fund, shareholders of the predecessor fund received Class A shares and Class I shares of the Fund (Investor shares and Institutional shares with respect to Dreyfus Enhanced Income Fund) in exchange for their Class A shares and Institutional shares, respectively, of the predecessor fund. The Class A shares of the Fund (Investor shares in the case of Dreyfus Enhanced Income Fund) received by such shareholders will be converted to Class I shares of the Fund (Institutional shares in the case of Dreyfus Enhanced Income Fund) on or about September 23, 2008.